UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2011

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14667

WASHINGTON	91-1653725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

925 FOURTH AVENUE, SUITE 2500
SEATTLE, WASHINGTON 98104
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 6, 2010, Washington Mutual, Inc. (the “Company” or “WMI”) and WMI Investment Corp. (together with the Company, the “Debtors ”) filed with the United States Bankruptcy Court for the District of Delaware (the “Court ”) the Debtors’ Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as modified on October 29, 2010 and November 24, 2010, the “Plan”) and a disclosure statement relating thereto.  Among other things, the Plan contemplates the implementation of an Amended and Restated Settlement Agreement, dated as of October 6, 2010 (as amended, modified or supplemented from time to time, the “Global Settlement Agreement”), entered into by and between the Debtors, JPMorgan Chase Bank, N.A., the Federal Deposit Insurance Corporation, both in its corporate capacity, as well as receiver for Washington Mutual Bank, and the other parties listed on the signature pages thereto.  A copy of the Global Settlement Agreement is available on the website of the Debtors’ claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/; however, the information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

After hearing testimony and argument regarding confirmation of the Plan, on January 7, 2011, the Court issued an opinion (the “Opinion”), pursuant to which, among other things, the Court found the settlement and compromise represented by the Global Settlement Agreement to be fair and reasonable; however, the Court nonetheless denied confirmation of the Plan unless certain modifications are made thereto.  A brief summary of the Opinion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Opinion also is available electronically on the Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/ website. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

The Current Report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict and which may cause the Company’s actual results and performance to differ materially from those expressed or forecasted in any such forward-looking statements. Some of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2007 under “Factors that May Affect Future Results.” These risks include, among other factors, changes in business, economic and market conditions, changes in government regulation, and changes in the competitive environment in which the Company operates. Other risks that the Company faces include, but are not limited to, the following: (i) the Company’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Debtors from time to time; (ii) risks associated with third parties seeking and obtaining Court approval to convert the Debtors’ chapter 11 cases to cases under chapter 7 of the bankruptcy code; (iii) risks associated with litigation and other claims that involve the Company; and (iv) the potential adverse impact of the Debtors’ chapter 11 cases on the Debtors’ liquidity or results of operations. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements. However, readers should carefully review the statements set forth in the reports, which the Company files from time to time with the Securities and Exchange Commission, particularly its Current Reports on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1	Summary of the Opinion, dated January 7, 2011, of the United States Bankruptcy Court for the District of Delaware

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Date: January 11, 2011	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Summary of the Opinion, dated January 7, 2011, of the United States Bankruptcy Court for the District of Delaware